UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

ADVANCED CANNABIS SOLUTIONS, INC.

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01

Entry into a Material Definitive Agreement.

As previously disclosed on Advanced Cannabis Solutions’ (the “Company”) Current Report on Form 8-K filed with the SEC on January 22, 2014, the Company entered into a Securities Purchase Agreement (the “SPA”) with Full Circle Capital Corporation (“Full Circle”).  In connection with the SPA, the Company sold Full Circle a Warrant to Purchase Common Stock (the “FC Warrant”) providing for the purchase of up to 1,000,000 shares of the Company’s common stock at a price of $5.50 per share.

As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2014, the Company and Full Circle entered into Amendment No. 1 to the FC Warrant, which changed the exercise price of the warrants issuable pursuant to the FC Warrant to $4.00 per share of the Company’s common stock.

On May 1, 2015, the Company and Full Circle entered into Amendment No. 2 to the FC Warrant, pursuant to which Full Circle cashlessly exercised 160,000 warrants and received 100,000 shares of the Company’s common stock.  On May 4, 2015, Full Circle exercised its remaining warrants under the FC Warrant to purchase 25,000 shares of the Company’s common stock for $4.00 per share.  There are no more warrants under the FC Warrant outstanding.

The foregoing description of Amendment No. 2 to the FC Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 2 to the FC Warrant, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.   The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1	Amendment No.2 to the Warrant to Purchase Common Stock by and between the Company and Full Circle Capital Corporation dated May 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2015

ADVANCED CANNABIS SOLUTIONS, INC.

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer